Filed Pursuant to Rule 497(a)(1)

File No. 333-142154

Rule 482 ad

TICC Announces Offering of Public Stock

Greenwich, CT – 7/9/2007 – Technology Investment Capital Corp. (the “Company”) (NASDAQ: TICC) announced today that it plans to commence a public offering of approximately 1,250,000 shares of its common stock. In connection with the proposed offering, TICC intends to grant the underwriter an option to purchase up to approximately 187,500 additional shares of common stock to cover over-allotments, if any. The Company may change the size of this offering based on demand and market conditions. The shares will be issued from the Company’s shelf registration statement relating to these securities on file with and declared effective by the Securities and Exchange Commission.

The underwriter for the offering is Wachovia Securities.

The Company expects to use the net proceeds received by it in this offering to repay indebtedness owed under the Company’s current revolving credit facility, which will create additional capacity under the Company’s credit facility to originate loans and make investments in portfolio companies in accordance with the Company’s investment objective.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering, nor shall there be any sales of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or other jurisdiction.

Investors are advised to carefully consider the investment objective, risks, and charges and expenses of the Company before investing. This and other information can be found in the Company’s prospectus supplement, dated July 9, 2007, and prospectus, dated June 29, 2007, which should be read carefully before investing. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Wachovia Securities, 375 Park Avenue, 4th floor, New York, NY 10152, Attn: Equity Syndicate or equity.syndicate@wachovia.com.

About Technology Investment Capital Corp.

We are a publicly-traded business development company principally engaged in providing capital to small to mid-size technology-related companies. While the structures of our financings vary, we look to invest primarily in the debt and equity of established technology-related businesses. Companies interested in learning more about financing opportunities should contact Barry Osherow at (203) 661-9572 or visit our website at www.ticc.com.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events.

Contact:

Bruce Rubin

203-983-5280